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                _________________________________________________

                                  United States
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 27, 2005


                            Seawright Holdings, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    333-56848                    54-1965220
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     Of Incorporation)              File Number)             Identification No.)


          600 Cameron Street
         Alexandria, Virginia                                       22134
    (Address of Principal Executive                               (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (703) 340-1269


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Seawright Holdings, Inc., a Delaware corporation ("Seawright") and QuiBell Partners, L.L.C., a Virginia limited liability company ("QuiBell"), entered into an Asset Purchase Agreement (the "Purchase Agreement") dated as of June 27, 2005 (the "Effective Date"), pursuant to which Seawright acquired from QuiBell certain rights and assets (collectively, the "Assets"), including, but not limited to, certain trademarks, service marks, trade names, service names and logos (the "Trademarks"), glass bottle designs, formulas for flavored sparkling water and for teas (the "Acquisition"). The Acquisition closed on June 27, 2005 (the "Closing Date"). In consideration for the Acquisition of the Assets, Seawright paid QuiBell $10,000 on the Closing Date and, on a monthly basis, is obligated to pay QuiBell a royalty of $0.02 per case for the first 4,000,000 cases of bottled water or tea sold under the Trademarks. Pursuant to the terms of the Purchase Agreement, Seawright is obligated to pay QuiBell at least $50,000 in such royalties within five years of the Effective Date regardless of the number of cases actually sold. Seawright has granted QuiBell a first priority security interest in the Assets for as long as any such royalties remain outstanding. The Purchase Agreement also includes other terms and provisions of the type customary in agreements of this sort, including representations and warranties, confidentiality obligations and indemnification obligations.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is included herein as Exhibit 2.01.

         ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         The information provided under Item 1.01 above with respect to the Acquisition is incorporated herein by reference.

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                  2.01 Asset Purchase Agreement dated as of June 27, 2005, by and between Seawright Holdings, Inc. and QuiBell Partners, L.L.C.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SEAWRIGHT HOLDINGS, INC.



                                              By: /s/ Joel P. Sens
                                                  ------------------------------
                                                  Name: Joel P. Sens
                                                  Title: Chief Executive Officer



Dated:  June 30, 2005



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                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------


2.01 Asset Purchase Agreement dated as of June 27, 2005, by and between Seawright Holdings, Inc. and QuiBell Partners, L.L.C.